                                                                 EXHIBIT A(1)(B)


                                AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

      This Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of May 30, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of May 15, 2002, as amended (the "Agreement").

      Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

      NOW, THEREFORE, the Agreement is hereby amended as follows:

      1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

         PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
         ---------                                  -------------------------
         AIM V.I. Aggressive Growth Fund            Series I shares
                                                    Series II shares

         AIM V.I. Balanced Fund                     Series I shares
                                                    Series II shares

         AIM V.I. Basic Value Fund                  Series I shares
                                                    Series II shares

         AIM V.I. Blue Chip Fund                    Series I shares
                                                    Series II shares

         AIM V.I. Capital Appreciation Fund         Series I shares
                                                    Series II shares

         AIM V.I. Capital Development Fund          Series I shares
                                                    Series II shares

         AIM V.I. Core Equity Fund                  Series I shares
                                                    Series II shares

         AIM V.I. Dent Demographic Trends Fund      Series I shares
                                                    Series II shares

         AIM V.I. Diversified Income Fund           Series I shares
                                                    Series II shares

         AIM V.I. Global Utilities Fund             Series I shares
                                                    Series II shares

         AIM V.I. Government Securities Fund        Series I shares
                                                    Series II shares

         AIM V.I. Growth Fund                       Series I shares
                                                    Series II shares

         AIM V.I. High Yield Fund                   Series I shares
                                                    Series II shares

         AIM V.I. International Growth Fund         Series I shares
                                                    Series II shares

         AIM V.I. Large Cap Growth Fund             Series I shares
                                                    Series II shares

         AIM V.I. Mid Cap Core Equity Fund          Series I shares
                                                    Series II shares

         AIM V.I. Money Market Fund                 Series I shares
                                                    Series II shares

         AIM V.I. New Technology Fund               Series I shares
                                                    Series II shares

         AIM V.I. Premier Equity Fund               Series I shares
                                                    Series II shares

         AIM V.I. Small Cap Equity Fund             Series I shares
                                                    Series II shares

      2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

      3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 30, 2003.




                                          By: /s/ ROBERT H. GRAHAM
                                              ----------------------------------
                                              Name: Robert H. Graham
                                              Title: President


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